UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/17/2009

Kraft Foods Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16483

Virginia	52-2284372
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Three Lakes Drive, Northfield, IL 60093-2000
(Address of principal executive offices, including zip code)

(847) 646-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2009, Kraft Foods Inc.'s Board of Directors amended its Amended and Restated By-Laws to expand the Board to twelve members, as further described below. On that date, the Board also appointed Mackey J. McDonald and Jean-Francois M. L. van Boxmeer as directors, effective January 1, 2010. Mr. McDonald will serve on the Audit Committee, and Mr. van Boxmeer will serve on the Public Affairs Committee.

Neither Mr. McDonald nor Mr. van Boxmeer were selected as a director pursuant to any arrangement or understanding between him and any other person. There are no, nor have there been any, related persons transactions between Kraft Foods and Mr. McDonald or Kraft Foods and Mr. van Boxmeer reportable under Item 404(a) of Regulation S-K.

Each of Messrs. McDonald and van Boxmeer will receive the standard compensation received by non-employee directors. These compensation arrangements are discussed in Kraft Foods' 2009 Proxy Statement filed with the SEC on March 31, 2009. In addition, we expect to enter into an Indemnification Agreement with each of Messrs. McDonald and van Boxmeer, the form of which was filed as Exhibit 10.28 to our 2008 Annual Report on Form 10-K filed with the SEC on February 27, 2009.

On December 17, 2009, Kraft Foods issued a press release announcing Messrs. McDonald's and van Boxmeer's appointments as directors. The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2009, the Board adopted an amendment to Article II, Section 2 of Kraft Foods' Amended and Restated By-Laws to increase the size of the Board from ten to twelve members, effective as of January 1, 2010.

The above description of the amendment is not complete and is qualified in its entirety by reference to the By-Laws, as amended, a copy of which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Please see Exhibit Index for a complete list of exhibits being filed with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

Date: December 22, 2009	By:	/s/ Carol J. Ward
Carol J. Ward
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Amended and Restated By-Laws of Kraft Foods Inc., amended December 17, 2009 and effective as of January 1, 2010.
EX-99.1	Kraft Foods Inc. Press Release, dated December 17, 2009.
EX-99.2	Consent of Jean-Francois M. L. van Boxmeer.
EX-99.3	Consent of Mackey J. McDonald.